================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           -------------------------

                                    FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                           -------------------------

                             KERR-McGEE CORPORATION
             (Exact name of registrant as specified in its charter)

                           -------------------------

        Delaware                                        73-0311467
(State of Incorporation)                    (I.R.S. Employer Identification No.)

               Kerr-McGee Center, Oklahoma City, Oklahoma  73125
              (Address of Principal Executive Offices, Zip Code)


                           -------------------------


If this form relates to the registration of a class of      If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange        securities pursuant to Section 12(g) of the Exchange
Act and is effective upon filing pursuant to General        Act and is effective pursuant to General Instruction A.(d),
Instruction A.(c), please check the following box.  [X]     please check the following box.  [  ]

Securities Act registration statement file numbers to which this form relates:
                                   333-76951

       Securities to be registered pursuant to Section 12(b) of the Act:

       Title of each class                      Name of each exchange on which
       to be so registered:                     each class is to be registered:

    Exchangeable Notes due 2004                   New York Stock Exchange, Inc.


    Securities to be registered pursuant to Section 12(g) of the Act: None


================================================================================

Item 1.  Description of Registrant's Securities to be Registered.

  The description of the Exchangeable Notes due 2004 (DECS/SM/) issued by the Registrant set forth under the caption "Description of DECS" in the prospectus filed by the Registrant pursuant to Rule 424(b) of the rules of regulations of the Securities and Exchange Commission (file no. 333-76951), under the Securities Act of 1933, as amended, is incorporated herein by reference.



Item 2.  Exhibits



1.1 Restated Certificate of Incorporation of the Registrant (incorporated herein by reference from Exhibit 3.1 to the Registrant's Annual Report on Form 10-K for the year ended, December 31, 1998).

1.2   By-laws of the Registrant (incorporated herein by reference from Exhibit
      3.2 to the Registrant's Annual Report on Form 10-K for the year ended, December 31, 1998).

1.3 Form of Registrant's Exchangeable Note due 2004 (incorporated herein by reference from Exhibit 4.1 to the Registrant's Current Report on Form 8-K dated July 27, 1999).

1.4 Indenture dated as of August 1, 1982 between the Registrant and Citibank, N.A. (incorporated herein by reference from Exhibit 4.1 to the Registrant's Form S-3 Registration Statement (file no. 2-78952)).

1.5 Supplemental Indenture between the Registrant and Citibank, N.A. (incorporated herein by reference from Exhibit 4(2) to the Registrant's Form S-3 Registration Statement (file no. 333-76951)).

1.6 Form of Second Supplemental Indenture between the Registrant and Citibank, N.A. (incorporated by reference from Exhibit 4.1 to the Registrant's Current Report on Form 8-K dated July 27, 1999).

                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, on this 27th day of July, 1999.



                                     KERR-McGEE CORPORATION

                                     By: /s/ Debra A. Kitchens
                                         ------------------------------
                                         Name:   Debra A. Kitchens
                                         Title:  Vice President, Controller and
                                                 Chief Accounting Officer
Dated:  July 27, 1999

                                 EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------

1.1 Restated Certificate of Incorporation of the Registrant (incorporated herein by reference from Exhibit 3.1 to the Registrant's Annual Report on Form 10-K for the year ended, December 31, 1998).

1.2 By-laws of the Registrant (incorporated herein by reference from Exhibit 3.2 to the Registrant's Annual Report on Form 10-K for the year ended, December 31, 1998).

1.3 Form of Registrant's Exchangeable Note due 2004 (incorporated herein by reference from Exhibit 4.1 to the Registrant's Current Report on Form 8-K dated July 27, 1999).

1.4 Indenture dated as of August 1, 1982 between the Registrant and Citibank, N.A. (incorporated herein by reference from Exhibit 4.1 to the Registrant's Form S-3 Registration Statement (No. 2-78952)).

1.5          Supplemental Indenture  between the Registrant and Citibank, N.A.
             (incorporated herein by reference from Exhibit 4(2) to the Registrant's Form S-3 Registration Statement (No. 333-76951)).

1.6 Form of Seconds Supplemental Indenture between the Registrant and Citibank, N.A. (incorporated by reference from Exhibit 4.1 to the Registrant's Current Report on Form 8-K dated July 27, 1999) .